iShares®

iShares Trust

Supplement dated September 22, 2014

to the Summary Prospectus and Prospectus

dated March 1, 2014 and

Statement of Additional Information (the “SAI”)

dated March 1, 2014 (as revised August 4, 2014) for the

iShares Baa-Ba Rated Corporate Bond ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective September 22, 2014, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of September 19, 2014
iShares Baa-Ba Rated Corporate Bond ETF	50,000	$2,621,370

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
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